UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2002

ZEROS & ONES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

33-26531LA	88-0241079
(Commission File Number)	(I.R.S. Employer
Identification No.)

11611 San Vicente Blvd, Suite 615, Los Angeles, CA	90049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 496-3006

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Total number of pages in this document: 2

TABLE OF CONTENTS

ITEM 1.	CHANGES IN CONTROL OF REGISTRANT	1

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS	1

ITEM 3.	BANKRUPTCY OR RECEIVERSHIP	1

ITEM 4.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT	1

ITEM 5.	OTHER EVENTS	1

ITEM 6.	RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS	2

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS	2

SIGNATURES

ITEM 1.	CHANGES IN CONTROL OF REGISTRANT

	Not Applicable.

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

	Not Applicable.

ITEM 3.	BANKRUPTCY OR RECEIVERSHIP

	Not Applicable.

ITEM 4.	CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

The Company has engaged Armando C. Ibarra, Certified Public Accountant, a Professional Corporation, as the official firm to audit and review the Company’s financial statements.  The Company has terminated its engagement with Stonefield Josephson, Inc.  The Company had no disagreements with Stonefield Josephson, Inc. (“Former Accountant”) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.  The Company engaged Armando C. Ibarra, Certified Public Accountant, a Professional Corporation (“New Accountant”) because the New Accountant is the certified public accountant for Joint Employers Group, the newly acquired wholly owned subsidiary of the Company.

The Former Accountant’s reports on the Company’s financial statements during its past two fiscal years and for the interim quarterly period ending September 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles.  The Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The New Accountant reviewed, prepared, and audited the Company’s 10-KSB for 2001 and 10-QSB for Q1-2002 during the transitional phase.

ITEM 5.	OTHER EVENTS

In May 2002, the longstanding litigation between Paul Frank Industries and Zeros & Ones, Inc. came to a conclusion.  Both parties reached an out-of-court settlement on the claims and counter-claims previously asserted.

The Company believes it was successful in its objectives.

Key points of the settlement include $500,000 to be paid out quarterly by Paul Frank Industries to Zeros & Ones, Inc. over the course of 18 months — the first payment of $100,000 being due on or before June 1, 2002 along with retention of $390,000 already paid by Mondo Media to Zeros & Ones, Inc. against the production costs.  The sum of these items appears to fully recuperate the entire out-of-pocket expense associated with having produced “Julius & Friends.”  Zeros & Ones does not owe any money to Paul Frank Industries and all claims against the Company have been dismissed.

In addition, the Company has unobstructed access to all revenue generated or to be generated from the broadcast of the webshows through Mondo Media and/or SONY Screenblast, including revenues from episodic placement and online advertising — past, present, and future.

The Company has confirmed that said revenue is already being generated but the associated parties have failed to disperse these amounts as per its agreements.  Its settlement with Paul Frank Industries, allows the Company to aggressively seek to identify those amounts and collect them from Mondo Media, Inc.

ITEM 6.	RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

Not Applicable.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(a)	Financial Statements of Business Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZEROS & ONES, INC.
(Registrant)

Date: May 23, 2002

/s/ Robert J. Holtz
Robert J. Holtz, Chief Executive Officer